                             OCC ACCUMULATION TRUST

                             O SMALL CAP PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999


                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                    [LOGO]
                 REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999

     The first half of 1999 was a period of generally higher stock prices, with the market advancing 12.4% as measured by the Standard & Poor's 500 index ("S&P 500"). Within that general uptrend, however, there were several crosscurrents. In the first quarter, the gains of the S&P 500 continued to be driven by a limited number of technology and large cap growth issues, as had been true throughout 1998 and 1997. In the second quarter, by contrast, market leadership broadened to include undervalued stocks with strong business fundamentals of the type owned in our portfolios. Value stocks include those judged to be trading at market prices well below the inherent value of the business, while growth stocks include those believed to have excellent long-term earnings growth prospects. In addition, the stocks of small companies, which had trailed the performance of large cap issues for an extended period, sprang back to life in the second quarter, advancing sharply.

     Periods of outperformance by growth or value, or by large cap or small cap, are normal. Like a pendulum, when the market reaches one extreme or the other, absent some unusual factor it typically swings back. We believe the market is now coming back toward our value style, which should benefit the equity portfolios in the OCC Accumulation Trust.

     As the third quarter begins, a central issue facing investors is whether the U.S. economy is likely to overheat, causing interest rates to rise further. The debate surrounding this issue has resulted from warnings by Federal Reserve Chairman Alan Greenspan in mid-June that the recent growth rate of the U.S. economy is "unsustainable" and that the reservoir of available workers is drying up. In late June, in a preemptive move to keep the economy in check, the Federal Reserve (the "Fed") raised its target short-term interest rate by one-quarter percentage point, the first increase in more than two years.

     The Fed's action is consistent with our expectation that the three one-quarter point rate easings of 1998 are likely to require reversal during 1999. The original easings were made in response to global problems that are now on the mend; they were not required to stimulate the U.S. economy. Our current expectation is that the Fed will continue to retract the 1998 easings in order to maintain economic balance. That behavior should be positive for our investment style and central to the performance of the U.S. equity market as a whole.

     Our investment philosophy is characterized by:

     1. Long-term perspective: We focus on individual companies and try to understand where their businesses are going over the next several years, not on where the stock market is heading in the next quarter.

     2. Emphasis on cash flow: We buy businesses which generate cash that they can use to compound investors' capital throughout an economic cycle.

     3. Disciplined approach to valuation: We want to buy successful companies that are growing. However, unlike more aggressive investors, we are reluctant to pay a large premium for that growth. We believe that overpaying adds to risk and makes it more difficult to achieve an investment profit.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO

     Small cap stocks came back to life in the second quarter after an extended period in which smaller issues had trailed the performance of large cap growth stocks. This shift is indicated by the strong performance of the Russell 2000 Index ("Russell 2000"), inclusive of dividends, which was up 15.6% in the quarter. The Russell 2000 is a widely followed benchmark that includes smaller capitalization stocks. The Russell 2000's return more than doubled the 7.0% quarterly return of the Standard & Poor's 500 index, a benchmark of large and mid cap stocks.

     The Portfolio's return for the first half of 1999 was 3.6%, compared with 9.3% for the Russell 2000 and an average total return of 9.9% for the small cap funds monitored by Lipper's Variable Insurance Products Performance Service Report. The Portfolio's six-month performance was 94th among the 123 funds in the Lipper small cap universe.

     After a poor first quarter, the Portfolio performed well in the second quarter, when market leadership broadened to include small cap issues and undervalued stocks with strong business fundamentals. In the quarter, the Portfolio delivered a total return of 15.3%, compared with an average total return of 15.4% for the small cap funds monitored by Lipper and 15.6% for the Russell 2000.

     Our goal is to match or exceed the Russell 2000 over time without taking large risks. In managing the Portfolio, we seek to buy undervalued stocks of small cap companies with strong business fundamentals, including high cash flow and favorable earnings prospects. We believe business fundamentals determine share price in the long run and that well-chosen small caps will deliver excellent long-term investment results, with less risk than the market.

     We are optimistic that the second quarter represents the beginning of an upturn for the types of quality undervalued stocks owned by the Portfolio. Despite the resurgence of small cap stocks in the second quarter, small cap value issues have lagged so badly for so long that they remain significantly underpriced relative to large cap stocks based on historic norms. We believe, this suggests excellent opportunities in small caps and a reduced risk profile in a normally volatile asset class.

     For the 12 months ended June 30, 1999, the Portfolio was down 4.8%, compared with a total return of 1.5% for the Russell 2000 and an average total return of 4.6% for the funds in the Lipper small cap category. The Portfolio's 12-month performance was 89th among the 118 funds in the Lipper small cap universe.

     For the three years ended June 30, 1999, the Portfolio delivered an average annual total return of 8.0%, compared with an average of 12.0% for the funds in the Lipper small cap category and 11.2% for the Russell 2000. The Portfolio's three-year performance was 42nd among the 56 funds in this Lipper universe. In the five years ended June 30, 1999, the Portfolio provided an average annual total return of 10.9%*, compared with 15.4% for the Russell 2000 and an average of 17.5% for the funds in the Lipper small cap category. The Portfolio's five-year performance was 25th among the 28 funds in this Lipper universe.

     We have performed well over longer periods. For the 10 years ended June 30, 1999, the Portfolio's average annual total return was 12.5%*, compared with 12.4% for the Russell 2000 and an average of 14.7% for the funds in the Lipper small cap group. This 10-year performance ranked fourth among the eight funds in the Lipper category. From its inception on August 1, 1988 through June 30, 1999, the Portfolio generated an average annual total return of 12.6%*, matching the return of the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

------------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

     The types of stocks owned by the Portfolio--quality businesses with high cash flow, solid balance sheets and capable managements--appear to be regaining favor. Wang Global (formerly Wang Laboratories), the Portfolio's largest position at the end of December 1998, provides some evidence of this change. We began accumulating Wang, an undervalued software and computer services company, two and a half years ago. Even though the stock languished longer than anticipated, we were patient in waiting for the company's inherent value to be recognized, and this finally happened in June 1999, when Getronics acquired Wang in an all-cash friendly takeover at $29.25 per share. Although this is not a large premium over our average cost, it nonetheless provides a decent return in relation to the performance of the Russell 2000 over the period and suggests that quality small caps such as Wang are receiving recognition.

     During the first half of 1999, we established new positions in an eclectic group of stocks, such as BMC Industries (aperture masks and eyewear lenses), Eastern Enterprises (barge transportation and natural gas distribution), HA-LO Industries (marketing and promotional services), Keystone Automotive Industries (automotive parts), National Computer Systems (information services), Performance Food Group (food and food-related products for restaurants and other institutions), Pillowtex (textile products), Ruddick (supermarkets, and thread and yarn), Shopko Stores (health-related services), SPS Technologies (fasteners for aerospace and automotive markets), Spartech (plastics) and Staff Leasing (payroll administration and other employer services).

     BMC Industries, one of our new positions, has two units--Precision Imaged Products (aperture masks for computer and television monitors) and Optical Products (ophthalmic lenses). Profitability of the Precision Imaged Products unit should benefit from improved pricing, while the Optical Products unit should benefit from the ongoing integration of the Orcolite acquisition, which increased BMC's share of the rapidly growing polycarbonate lens market from 22% to 50%. We believe BMC has the potential to increase its earnings significantly over time.

     Stocks sold in the half included Artesyn Technologies, Basin Exploration, Borg Warner Automotive, Grayco, Guilford Mills, KCS Energy, Magellan Health, Nuevo Energy, United Wisconsin Services, Westpoint Stevens and Volt Information Sciences, among others.

     At June 30, 1999, the Portfolio's net assets were allocated 88.0% to common stocks and 12.0% to cash and cash equivalents, virtually unchanged from six months earlier. This cash provides a buffer against market volatility and is a resource to buy stocks we like when they become available at attractive prices.

     The Portfolio's five largest equity positions at June 30, 1999 were Exar, a semiconductor manufacturer serving the video and imaging, communications and silicon sensing markets, representing 3.5% of the Portfolio's net assets; General Semiconductor, which makes power rectifiers and transient voltage suppressers for the electrical and electronics products industries, 3.4% of net assets; Nichols Research, an information technology company, 3.3% of net assets; RenaissanceRe Holdings, a Bermuda-based insurance company, 3.2% of net assets; and Harman International Industries, which designs and manufactures audio products for the consumer, professional and original equipment markets, 2.9% of net assets.

     Major industry positions were: electronics, representing 11.0% of the Portfolio's net assets; computer services, 10.0% of net assets; insurance, 9.0% of net assets; manufacturing, 6.5% of net assets; and technology, 6.2% of net assets.

     We remain positively committed to our long-term view that the best investments to own are well-managed companies that generate high and sustainable returns on capital and that are available in the stock market at reasonable valuations. The companies we own continue to produce strong business results, and we believe those results will be reflected over time in their share prices.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)


 PRINCIPAL
   AMOUNT                                                                                              VALUE
------------                                                                                       --------------
              U.S. GOVERNMENT AGENCY NOTES -- 5.8%
 $ 3,743,000  Federal Home Loan Bank, 4.60%, 7/1/99..............................................  $    3,743,000
              Federal National Mortgage Association,
   4,150,000  4.75%,  7/6/99.....................................................................       4,147,262
     740,000  4.77%,  7/8/99.....................................................................         739,314
     770,000  5.02%, 7/13/99.....................................................................         768,711
                                                                                                   --------------
              Total U.S. Government Agency Notes (cost -- $9,398,287)............................       9,398,287
                                                                                                   --------------

              SHORT-TERM CORPORATE NOTES -- 5.4%
              AUTOMOTIVE -- 3.8%
              Ford Motor Credit Corp.,
   6,037,000  4.76%, 7/6/99......................................................................       6,033,009
     100,000  4.78%, 7/6/99......................................................................          99,934
                                                                                                   --------------
                                                                                                        6,132,943
                                                                                                   --------------
              FINANCIAL SERVICES -- 1.6%
   2,524,000  American Express Credit Corp., 4.94%, 7/15/99......................................       2,519,151
                                                                                                   --------------
              Total Short-Term Corporate Notes (cost -- $8,652,094)..............................       8,652,094
                                                                                                   --------------

   SHARES
------------
              COMMON STOCKS -- 88.0%
              ADVERTISING -- 1.7%
     285,900  HA-LO Industries, Inc.*............................................................       2,823,262
                                                                                                   --------------
              AEROSPACE/DEFENSE -- 2.0%
      65,900  L 3 Communications Holding Corp.*..................................................       3,183,794
                                                                                                   --------------
              AUTOMOTIVE -- 0.2%
      20,600  Keystone Automotive Industries, Inc.*..............................................         357,925
                                                                                                   --------------
              BUSINESS SERVICES -- 0.7%
      91,000  Staff Leasing, Inc.*...............................................................       1,171,625
                                                                                                   --------------
              CHEMICALS -- 6.1%
     169,400  Cambrex Corp. .....................................................................       4,446,750
      48,000  Hanna (M.A.) Co. ..................................................................         789,000
      58,900  McWhorter Technologies, Inc.*......................................................         850,369
      44,400  Schulman (A.), Inc. ...............................................................         763,125
      53,900  Spartech Corp. ....................................................................       1,704,587
     148,200  TETRA Technologies, Inc.*..........................................................       1,361,588
                                                                                                   --------------
                                                                                                        9,915,419
                                                                                                   --------------
              COMPUTER SERVICES -- 10.0%
      41,200  BancTec, Inc.*.....................................................................         739,025
      46,600  National Computer Systems, Inc. ...................................................       1,572,750
     133,100  Policy Management System Corp.*....................................................       3,993,000
      70,100  Shared Medical System Corp. .......................................................       4,574,025
      56,100  Systems & Computer Technology Corp.*...............................................         816,956
     181,300  Wallace Computer Services, Inc. ...................................................       4,532,500
                                                                                                   --------------
                                                                                                       16,228,256
                                                                                                  --------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONTINUED)


   SHARES                                                                                              VALUE
------------                                                                                       --------------
              COMMON STOCKS (CONTINUED)
              CONGLOMERATES -- 0.8%
      72,700  GP Strategies Corp.*...............................................................  $      636,125
      35,800  Ruddick Corp. .....................................................................         716,000
                                                                                                   --------------
                                                                                                        1,352,125
                                                                                                   --------------
              DRUGS & MEDICAL PRODUCTS -- 2.1%
      65,700  Dentsply International, Inc. ......................................................       1,839,600
      78,000  Vital Signs, Inc. .................................................................       1,555,125
                                                                                                   --------------
                                                                                                        3,394,725
                                                                                                   --------------
              ELECTRONICS -- 11.0%
     132,100  Baldor Electronic, Co. ............................................................       2,625,487
       6,000  CTS Corp. .........................................................................         420,000
     227,800  Exar Corp.*........................................................................       5,638,050
     595,600  General Semiconductor, Inc.*.......................................................       5,434,850
      85,700  KEMET Corp.*.......................................................................       1,965,744
      53,600  Technitrol, Inc. ..................................................................       1,728,600
                                                                                                   --------------
                                                                                                       17,812,731
                                                                                                   --------------
              ENERGY -- 3.7%
     152,300  Cabot Oil & Gas Corp. .............................................................       2,836,587
     149,400  St. Mary Land & Exploration Co. ...................................................       3,072,038
                                                                                                   --------------
                                                                                                        5,908,625
                                                                                                   --------------
              FOOD SERVICES -- 2.1%
     167,200  Del Monte Foods Co.*...............................................................       2,800,600
      22,900  Performance Food Group Co.*........................................................         622,594
                                                                                                   --------------
                                                                                                        3,423,194
                                                                                                   --------------
              HEALTH & HOSPITALS -- 5.0%
     270,200  American Medical Security Group, Inc.*.............................................       2,330,475
     145,200  Corvel Corp.*......................................................................       3,121,800
      44,800  First Health Group Corp.* .........................................................         966,000
      46,200  Trigon Healthcare, Inc.*...........................................................       1,680,525
                                                                                                   --------------
                                                                                                        8,098,800
                                                                                                   --------------
              INDUSTRIAL MATERIALS -- 3.7%
     307,800  MSC Industrial Direct Co., Inc.*...................................................       3,154,950
      75,100  SPS Technologies, Inc.*............................................................       2,816,250
                                                                                                   --------------
                                                                                                        5,971,200
                                                                                                   --------------
              INSURANCE -- 9.0%
     134,700  Annuity & Life Re Holdings Ltd.....................................................       3,022,331
     122,600  Chartwell Re Corp..................................................................       2,283,425
      18,600  CNA Surety Corp....................................................................         284,813
      29,500  E.W. Blanch Holdings, Inc..........................................................       2,011,531
      66,500  Horace Mann Educators Corp.........................................................       1,807,969
     139,300  RenaissanceRe Holdings Ltd.........................................................       5,154,100
                                                                                                   --------------
                                                                                                       14,564,169
                                                                                                   --------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

   SHARES                                                                                              VALUE
------------                                                                                       --------------
              COMMON STOCKS (CONCLUDED)
              MACHINERY/ENGINEERING -- 6.0%
     127,246  Albany International Corp..........................................................  $    2,640,355
     210,700  Flowserve Corp.....................................................................       3,990,131
      63,800  Lindsay Manufacturing Co...........................................................       1,120,487
     120,250  Tetra Tech, Inc.*..................................................................       1,984,125
                                                                                                   --------------
                                                                                                        9,735,098
                                                                                                   --------------
              MANUFACTURING -- 6.5%
     180,100  Baldwin Technology, Inc. (Class A)*................................................         529,044
     381,200  BMC Industries, Inc................................................................       3,931,125
      48,300  Carlisle Cos., Inc.................................................................       2,324,437
      88,300  Precision Castparts Corp...........................................................       3,752,750
                                                                                                   --------------
                                                                                                       10,537,356
                                                                                                   --------------

              POWER/UTILITY -- 0.5%
      19,600  Eastern Enterprises................................................................         779,100
                                                                                                   --------------

              PRINTING/PUBLISHING -- 2.0%
     269,600  Hollinger, Inc.....................................................................       3,201,500
                                                                                                   --------------

              RETAIL -- 1.5%
      65,600  Shopko Stores, Inc.................................................................       2,378,000
                                                                                                   --------------

              TECHNOLOGY -- 6.2%
     106,700  Harman International Industries, Inc...............................................       4,694,800
     243,800  Nichols Research Corp.*............................................................       5,333,125
                                                                                                   --------------
                                                                                                       10,027,925
                                                                                                   --------------
              TEXTILES/APPAREL -- 3.9%
     461,800  Paxar Corp.*.......................................................................       4,156,200
     134,700  Pillowtex Corp.....................................................................       2,197,294
                                                                                                   --------------
                                                                                                        6,353,494
                                                                                                   --------------
              TRANSPORTATION -- 3.3%
     118,400  Air Express International Corp.....................................................       3,004,400
     171,650  Interpool, Inc.....................................................................       2,231,450
                                                                                                   --------------
                                                                                                        5,235,850
                                                                                                   --------------
              Total Common Stocks (cost -- $134,905,661).........................................     142,454,173
                                                                                                   --------------

              Total Investments (cost -- $152,956,042)................................       99.2% $  160,504,554
              Other Assets Less Liabilities...........................................        0.8       1,332,478
                                                                                          ---------  ------------
              Total Net Assets........................................................      100.0% $  161,837,032
                                                                                          ---------  ------------
                                                                                          ---------  ------------

------------------
* Non-income producing security

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investments, at value (cost -- $152,956,042)......................................................  $  160,504,554
Cash..............................................................................................           1,356
Receivable from investments sold..................................................................       1,576,610
Receivable from shares of beneficial interest sold................................................          90,893
Dividends receivable..............................................................................          88,938
Other assets......................................................................................           2,470
                                                                                                    --------------
  Total Assets....................................................................................     162,264,821
                                                                                                    --------------

LIABILITIES
Payable for investments purchased.................................................................         200,669
Payable for shares of beneficial interest redeemed................................................         171,254
Investment advisory fee payable...................................................................          19,939
Other payables and accrued expenses...............................................................          35,927
                                                                                                    --------------
  Total Liabilities...............................................................................         427,789
                                                                                                    --------------
  Total Net Assets................................................................................  $  161,837,032
                                                                                                    --------------
                                                                                                    --------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)........................................................................  $       68,117
Paid-in-capital in excess of par..................................................................     161,607,930
Accumulated net investment income.................................................................         549,170
Accumulated net realized loss on investments......................................................      (7,936,697)
Net unrealized appreciation on investments........................................................       7,548,512
                                                                                                    --------------
  Total Net Assets................................................................................  $  161,837,032
                                                                                                    --------------
                                                                                                    --------------
Shares outstanding................................................................................       6,811,731
                                                                                                    --------------
Net asset value per share.........................................................................          $23.76
                                                                                                    --------------
                                                                                                    --------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME

  Interest........................................................................................  $      652,179

  Dividends.......................................................................................         554,487
                                                                                                    --------------

     Total investment income......................................................................       1,206,666
                                                                                                    --------------

OPERATING EXPENSES

  Investment advisory fees........................................................................         597,236

  Custodian fees..................................................................................          21,758

  Trustees' fees and expenses.....................................................................          16,959

  Reports to shareholders.........................................................................           7,183

  Transfer and dividend disbursing agent fees.....................................................           6,740

  Audit fees......................................................................................           4,306

  Legal fees......................................................................................           1,290

  Miscellaneous...................................................................................           3,601
                                                                                                    --------------

     Total operating expenses.....................................................................         659,073

     Less: expense offset.........................................................................          (1,586)
                                                                                                    --------------

       Net operating expenses.....................................................................         657,487
                                                                                                    --------------

       Net investment income......................................................................         549,179
                                                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments................................................................      (6,499,385)

  Net change in unrealized appreciation/depreciation on investments...............................      11,425,024
                                                                                                    --------------

       Net realized and unrealized gain on investments............................................       4,925,639
                                                                                                    --------------

Net increase in net assets resulting from operations..............................................  $    5,474,818
                                                                                                    --------------
                                                                                                    --------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED          YEAR ENDED
                                                                            JUNE 30, 1999 (1)      DECEMBER 31, 1998
                                                                            -----------------      -----------------
OPERATIONS

Net investment income....................................................     $    549,179          $     978,619
Net realized loss on investments.........................................       (6,499,385)            (1,428,318)
Net change in unrealized appreciation/depreciation on investments........       11,425,024            (13,507,408)
                                                                              ------------          -------------
  Net increase (decrease) in net assets resulting from operations........        5,474,818            (13,957,107)
                                                                              ------------          -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

From net investment income...............................................         (978,624)              (397,659)
From net realized gains..................................................               --             (4,342,119)
                                                                              ------------          -------------
  Total dividends and distributions to shareholders......................         (978,624)            (4,739,778)
                                                                              ------------          -------------

SHARE TRANSACTIONS

Net proceeds from the sale of shares.....................................       14,653,805             75,017,090
Reinvestment of dividends and distributions..............................          978,624              4,739,778
Cost of shares redeemed..................................................      (13,797,525)           (16,118,555)
                                                                              ------------          -------------
  Net increase in net assets from share transactions.....................        1,834,904             63,638,313
                                                                              ------------          -------------

     Total increase in net assets........................................        6,331,098             44,941,428

NET ASSETS

Beginning of period......................................................      155,505,934            110,564,506
                                                                              ------------          -------------
End of period (including undistributed net investment income of $549,170
  and $978,615, respectively)............................................     $161,837,032          $ 155,505,934
                                                                              ------------          -------------
                                                                              ------------          -------------

SHARES ISSUED AND REDEEMED

Issued...................................................................          660,165              3,039,039
Issued in reinvestment of dividends and distributions....................           47,049                177,254
Redeemed.................................................................         (626,889)              (677,160)
                                                                              ------------          -------------
  Net increase...........................................................           80,325              2,539,133
                                                                              ------------          -------------
                                                                              ------------          -------------

------------------
(1) Unaudited

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. For the six months ended June 30, 1999, expenses accrued in connection with the retirement plan were $7,396.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1999, purchases and sales of investments, other than short-term securities were $77,366,789 and $75,638,667, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

Aggregate gross unrealized appreciation for securities in which there was an excess of value over cost was $17,161,962, aggregate gross unrealized depreciation for securities in which there was an excess of cost over value was $9,613,450, resulting in net unrealized appreciation of $7,548,512.

(5) CAPITAL LOSS CARRYFORWARD

At December 31, 1998, the Portfolio had a capital loss carryforward of $1,282,383, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2006. To the extent that these losses are used to offset future net realized gains, such gains will not be distributed to shareholders.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                        YEAR ENDED DECEMBER 31,
                                       SIX MONTHS ENDED         -----------------------------------------
                                       JUNE 30, 1999 (7)          1998       1997      1996        1995
                                       -----------------        --------   --------   -------     -------
Net asset value, beginning of
  period...........................         $   23.10           $  26.37   $ 22.61   $ 19.91     $ 17.38
                                            ---------           --------   --------   -------     -------
Income from investment operations:
  Net investment income............              0.08               0.14       0.08      0.14        0.26
  Net realized and unrealized gain
    (loss) on investments..........              0.73              (2.38)      4.73      3.45        2.37
                                            ---------           --------   --------   -------     -------
    Total income (loss) from
      investment operations .......              0.81              (2.24)      4.81      3.59        2.63
                                            ---------           --------   --------   -------     -------
Dividends and distributions to
  shareholders:
  From net investment income.......             (0.15)             (0.09)     (0.13)    (0.25)      (0.05)
  From net realized gains..........                --              (0.94)     (0.92)    (0.64)      (0.05)
                                            ---------           --------   --------   -------     -------
    Total dividends and
      distributions to
      shareholders.................             (0.15)             (1.03)     (1.05)    (0.89)      (0.10)
                                            ---------           --------   --------   -------     -------
Net asset value, end of period.....         $   23.76           $  23.10   $  26.37   $ 22.61     $ 19.91
                                            ---------           --------   --------   -------     -------
                                            ---------           --------   --------   -------     -------
Total return (2)...................              3.6%              (9.0%)     22.2%     18.7%       15.2%
                                            ---------           --------   --------   -------     -------
                                            ---------           --------   --------   -------     -------
Net assets, end of period
  (000's)..........................         $ 161,837           $155,506   $110,565   $34,257     $16,004
                                            ---------           --------   --------   -------     -------
Ratio of net operating expenses to
  average net assets (5)...........             0.88%(3,4)         0.88%      0.97%     0.93%(6)    0.74%(6)
                                            ---------           --------   --------   -------     -------
Ratio of net investment income to
  average net assets (5)...........             0.74%(3,4)         0.72%      0.64%     1.03%(6)    1.75%(6)
                                            ---------           --------   --------   -------     -------
Portfolio turnover.................               58%                51%        68%       50%         69%
                                            ---------           --------   --------   -------     -------


                                        SEPTEMBER 16, 1994 (1)
                                        TO DECEMBER 31, 1994
                                        --------------------
Net asset value, beginning of
  period...........................            $  17.49
                                               --------
Income from investment operations:
  Net investment income............                0.06
  Net realized and unrealized gain
    (loss) on investments..........               (0.17)
                                               --------
    Total income (loss) from
      investment operations .......               (0.11)
                                               --------
Dividends and distributions to
  shareholders:
  From net investment income.......                  --
  From net realized gains..........                  --
                                               --------
    Total dividends and
      distributions to
      shareholders.................                  --
                                               --------
Net asset value, end of period.....            $  17.38
                                               --------
                                               --------
Total return (2)...................               (0.6%)
                                               --------
                                               --------
Net assets, end of period
  (000's)..........................            $  9,210
                                               --------
Ratio of net operating expenses to
  average net assets (5)...........               0.74%(3,6)
                                               --------
Ratio of net investment income to
  average net assets (5)...........               1.22%(3,6)
                                               --------
Portfolio turnover.................                 32%
                                               --------

------------------
(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Annualized
(4) Average net assets for six months ended June 30, 1999 were $150,546,368.
(5) For fiscal periods ending after September 1, 1995, the ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32% (annualized), respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.
(7) Unaudited

                             OCC ACCUMULATION TRUST
                           ONE WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President & Chairman
Paul Y. Clinton..........................................  Trustee
Thomas W. Courtney.......................................  Trustee
Lacy B. Herrmann.........................................  Trustee
George Loft..............................................  Trustee
Bernard H. Garil.........................................  Vice President
Mark F. Degenhart........................................  Vice President and Portfolio Manager
John C. Giusio, Jr.......................................  Vice President
Richard J. Glasebrook, II................................  Vice President and Portfolio Manager
Colin Glinsman...........................................  Vice President and Portfolio Manager
Louis Goldstein..........................................  Vice President and Portfolio Manager
Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager
Vikki Hanges.............................................  Vice President and Portfolio Manager
Timothy J. McCormack.....................................  Vice President and Portfolio Manager
Eileen P. Rominger.......................................  Vice President and Portfolio Manager
Lawrence K. Becker.......................................  Treasurer
Deborah Kaback...........................................  Secretary
Brian S. Shlissel........................................  Assistant Treasurer
Maria Camacho............................................  Assistant Secretary

INVESTMENT ADVISER

OpCap Advisors
One World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.